Exhibit 10.12

Execution Version

MASTER LENDERS’ AMENDMENT AND CONSENT

December 19, 2019

Wells Fargo Bank, National Association, as

Administrative Agent for the Lenders

party to the Credit Agreement referred to

below

1525 West W.T. Harris Blvd.

Charlotte, NC 28262

Attention: Syndication Agency Services

Ladies and Gentlemen:

We refer to the Fifth Amended and Restated Credit Agreement dated as of March 22, 2017 (as amended, modified or supplemented from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among Tampa Electric Company, a Florida corporation (the “Borrower”), the Lenders party thereto, the LC Issuing Banks party thereto, the Swingline Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent for said Lenders. You have advised us that the Borrower has requested in a letter dated December 2, 2019 (the “Increase Request”) from the Borrower to the Administrative Agent that the aggregate amount of the Total Commitments be increased from $325,000,000 to $400,000,000.

Pursuant to Section 2.3.3.1 of the Credit Agreement, each of the Increasing Lenders listed under the heading “Increasing Lenders” on the signature pages hereof hereby notifies you of its agreement to increase its Commitment to an aggregate Commitment for such Increasing Lender by and to the amounts set forth opposite the name of such Increasing Lender listed in Schedule I hereto, such increase to be effective as of the Commitment Increase Date (as defined in the Increase Request).

For the avoidance of doubt, the available amount of Commitment Increases after giving effect to this Commitment Increase is $100,000,000.

Pursuant to Section 7.9 of the Credit Agreement, the Administrative Agent, the Borrower and the Lenders party hereto agree that the definition of “Banking Day” is hereby amended and restated in its entirety to read as follows:

“Banking Day” means any day other than a Saturday, Sunday or other day on which banks are or are authorized to be closed in New York, New York or Ontario, Canada and, where such term is used in any respect relating to a LIBOR Loan, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

In addition, (i) the Lender listed under the heading “Exiting Lender” on the signature pages hereof (the “Exiting Lender”) hereby acknowledges and agrees and confirms that, effective as of the date hereof, the Exiting Lender shall cease to have any “Commitment” and to be a “Lender” under (and as defined in) the Existing Credit Agreement and (ii) the Lender listed under the heading “Replacement Lender” on the signature pages hereof (the “Replacement Lender”) hereby acknowledges and agrees and confirms that, effective as of the date hereof, it shall replace the Exiting Lender as a “Lender” for all purposes of the Credit Agreement and an “Increasing Lender” for purposes of this consent and shall be deemed to have replaced the Exiting Lender in all respects. To effect the foregoing, the transfers of funds shall be netted between the Existing Lender and the Replacement Lender, and the Borrower shall not be responsible for making any payments to the Exiting Lender, the Replacement Lender or any other Lender in connection with such replacement.

Except as provided herein, the Credit Agreement and each Credit Facility Document shall remain unchanged and in full force and effect.

Very truly yours,

INCREASING LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Increasing Lender

By:	/s/ Gregory R. Gredvig
Name:	Gregory R. Gredvig
Title:	Director

[Revolving Credit Increase Master Lenders’ Consent]

JPMORGAN CHASE BANK, N.A.,
as Increasing Lender

By:	/s/ James Shender
Name:	James Shender
Title:	Vice President

[Revolving Credit Increase Master Lenders’ Consent]

ROYAL BANK OF CANADA,
as Increasing Lender

By:	/s/ Timothy P. Murray
Timothy P. Murray
Authorized Signatory

[Revolving Credit Increase Master Lenders’ Consent]

THE BANK OF NOVA SCOTIA,
as Increasing Lender

By:	/s/ David Dewar
Name:	David Dewar
Title:	Director

[Revolving Credit Increase Master Lenders’ Consent]

MUFG BANK, LTD., CANADA BRANCH,
as Increasing Lender

By:	/s/ NIRUSHAN THAMBIRAJAH
Name:	NIRUSHAN THAMBIRAJAH
Title:	VICE PRESIDENT

[Revolving Credit Increase Master Lenders’ Consent]

MORGAN STANLEY BANK, N.A.,
as Increasing Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

[Revolving Credit Increase Master Lenders’ Consent]

TRUIST BANK, as successor by merger to
SunTrust Bank,
as Increasing Lender

By:	/s/ Andrew Johnson
Name:	Andrew Johnson
Title:	Managing Director

[Revolving Credit Increase Master Lenders’ Consent]

BANK OF AMERICA, N.A.,
As Increasing Lender

By:	/s/ James K.G. Campbell
Name:	JAMES K.G. CAMPBELL
Title:	DIRECTOR

[Revolving Credit Increase Master Lenders’ Consent]

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as Increasing Lender

By:	/s/ Anju Abraham
Name:	Anju Abraham
Title:	Authorized Signatory

/s/ Peter O’Neill
Peter O’Neill
Authorized Signatory

[Revolving Credit Increase Master Lenders’ Consent]

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH,
as Increasing Lender

By:	/s/ Peter Kuo
Name:	Peter Kuo
Title:	Authorized Signatory

[Revolving Credit Increase Master Lenders’ Consent]

EXITING LENDER:

MUFG UNION BANK, N.A.

By:	/s/ Matthew Bly
Name:	Matthew Bly
Title:	Vice President

REPLACEMENT LENDER:

MUFG BANK, LTD., CANADA BRANCH

By:
Name:
Title:

[Revolving Credit Increase Master Lenders’ Consent]

EXITING LENDER:

MUFG UNION BANK, N.A.

By:
Name:
Title:

REPLACEMENT LENDER:

MUFG BANK, LTD., CANADA BRANCH

By:	/s/ Nirushan Thambirajah
Name:	NIRUSHAN THAMBIRAJAH
Title:	VICE PRESIDENT

[Revolving Credit Increase Master Lenders’ Consent]

Accepted and agreed:
TAMPA ELECTRIC COMPANY

By:	/s/ Nancy Tower
Name:	Nancy Tower
Title:	President

[Revolving Credit Increase Master Lenders’ Consent]

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent, LC Issuing Bank
and Swingline Lender

By:	/s/ Gregory R. Gredvig
Name:	Gregory R. Gredvig
Title:	Director

[Revolving Credit Increase Master Lenders’ Consent]

JPMORGAN CHASE BANK, N.A.,
as LC Issuing Bank and Swingline Lender

By:	/s/ Christal Kelso
Name:	Christal Kelso
Title:	Executive Director

[Revolving Credit Increase Master Lenders’ Consent]

SCHEDULE I

Increasing Lenders, Increases and Aggregate Total Commitments

Increasing Lender	Increase in Revolving Commitment	Total Revolving Commitment

Wells Fargo Bank, National Association	$9,400,000.00	$45,573,913.04

JPMorgan Chase Bank, N.A.	$9,400,000.00	$45,573,913.06

Royal Bank of Canada	$9,400,000.00	$45,573,913.04

The Bank of Nova Scotia	$9,400,000.00	$45,573,913.04

MUFG Bank, Ltd., Canada Branch	$9,400,000.00	$45,573,913.04

Morgan Stanley Bank, N.A.	$6,500,000.00	$33,065,217.39

SunTrust Bank	$6,500,000.00	$33,065,217.39

The Bank of New York Mellon	-	$26,565,217.39

Bank of America, N.A.	$5,000,000.00	$26,478,260.87

Canadian Imperial Bank of Commerce	$5,000,000.00	$26,478,260.87

The Toronto-Dominion Bank, New York Branch	$5,000,000.00	$26,478,260.87

Total	$75,000,000.00	$400,000,000.00

4842-9572-1902